                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                  June 25, 1998
                Date of Report (Date of Earliest Event Reported)


  American Residential Eagle, Inc. (as Depositor of American Residential Eagle Certificate Trust 1998-1, Issuer of the Mortgage-Backed Callable Certificates,
  Series 1998-1, under a Trust Agreement dated June 1, 1998, and as Depositor of American Residential Eagle Bond Trust 1998-1, Issuer of the Class A Collateralized Callable Mortgage Bonds under an Indenture dated June 1, 1998)


                        AMERICAN RESIDENTIAL EAGLE, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



           Delaware                      333-47311               33-0787975
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


              445 Marine View Avenue, Suite 100, Del Mar, CA 92014
              ----------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (619) 350-5001
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

                  The undersigned hereby amends its Current Report on Form 8-K, dated June 25, 1998, which was filed with the Securities and Exchange Commission on July 9, 1998, to amend the Payment Date Statement attached as Exhibit 10.1 thereto.

Item 5.           OTHER EVENTS

                  American Residential Eagle, Inc. has previously registered the offer and sale of Mortgage-Backed Callable Certificates, Series 1998-1 (the "Certificates") issued by American Residential Eagle Certificate Trust 1998-1 and Class A Collateralized Callable Mortgage Bonds issued by American Residential Eagle Bond Trust 1998-1 (the "Bonds").

                  The following exhibit which relates specifically to the Certificates and the Bonds is included with this Current
                  Report:

Item 7(c).        Exhibits

                  10.1.1 Monthly Payment Date Statement relating to the distribution to Certificateholders, June 25, 1998.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 17, 1998



                                       AMERICAN RESIDENTIAL EAGLE, INC.


                                       By: /s/ Mark A. Conger
                                          --------------------------------------
                                          Mark A. Conger
                                          Chief Financial Officer
                                          (Principal Financial Officer and
                                          and Principal Accounting Officer)

                                  EXHIBIT INDEX


Exhibit Number                                                               Page Number
--------------                                                               -----------
10.1.1  Monthly Payment Date Statement relating to the distribution to
        Certificateholders, June 25, 1998...................................     5